                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 5, 2001


                               AMB PROPERTY, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-14245               94-3285362
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                 Pier 1, Bay 1, San Francisco, California 94111
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              (Registrants' telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)
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ITEM 5 OTHER EVENTS.

      On December 6, 2001, AMB Property Corporation, our general partner, issued a press release entitled "AMB Property Corporation Announces Repurchase by AMB Property II, L. P. of its Series C Preferred Limited Partnership Units," which announced that on December 5, 2001 AMB Property II, L.P., a Delaware limited partnership, repurchased all of its outstanding 8-3/4% Series C Cumulative Redeemable Preferred Limited Partnership Units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In connection with this repurchase, on December 6, 2001, AMB Property II, L.P. amended and restated its partnership agreement to remove the Series C Cumulative Redeemable Preferred Limited Partnership Units as limited partnership interests authorized or available for issuance and AMB Property Corporation filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland redesignating and reclassifying the shares of its 8.75% Series C Cumulative Redeemable Preferred Stock which had been reserved for issuance upon the possible exchange of the Series C Cumulative Redeemable Preferred Limited Partnership Units as shares of its Preferred Stock, without further designation or any preferences or relative, participating, optional, conversion or other rights appertaining thereto, or voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption, other than those, if any, applicable to shares of AMB Property Corporation's Preferred Stock generally. Copies of the Articles Supplementary and the amended and restated partnership agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits:

    Exhibit
    Number                   Description
    ------                   -----------
      10.1        Articles Supplementary Redesignating and Reclassifying All
                  2,200,000 Shares of AMB Property Corporation's 8.75% Series C
                  Cumulative Redeemable Preferred Stock as Preferred Stock.

      10.2        Tenth Amended and Restated Agreement of Limited Partnership of
                  AMB Property II, L.P., dated December 6, 2001.

      99.1        AMB Property Corporation Press Release dated December 6, 2001.


                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMB Property Corporation
                                            (Registrant)


Date:   December 7, 2001             By: /s/ Tamra Browne
                                       -----------------------------------------
                                         Tamra Browne
                                         Vice President and General Counsel


                                       3
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                                  EXHIBIT INDEX

    Exhibit
    Number                   Description
    ------                   -----------
      10.1      Articles Supplementary Redesignating and Reclassifying All
                2,200,000 Shares of AMB Property Corporation's 8.75% Series C
                Cumulative Redeemable Preferred Stock as Preferred Stock.

      10.2      Tenth Amended and Restated Agreement of Limited Partnership of
                AMB Property II, L.P., dated December 6, 2001.

      99.1      AMB Property Corporation Press Release dated December 6, 2001.